UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 25, 2025

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification No.
001-38515	Evergy, Inc.	82-2733395
(a Missouri corporation)

1200 Main Street
Kansas City
,
Missouri
64105
(
816
)
556-2200
NOT APPLICABLE
(Former name or former address,
if changed since last report)

001-03523	Evergy Kansas Central, Inc.	48-0290150
(a Kansas corporation)

818 South Kansas Avenue
Topeka, Kansas 66612
(
785
)
575-6300
NOT APPLICABLE
(Former name or former address,
if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Evergy, Inc. common stock	EVRG	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule
12b-2
of the Exchange Act
(§240.12b-2
of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This combined Current Report on Form
8-K
is being filed by the following registrants: Evergy, Inc. and Evergy Kansas Central, Inc. (“Evergy Kansas Central”). Information relating to any individual registrant is filed by such registrant solely on its own behalf. Each registrant makes no representation as to information relating exclusively to the other registrant.

Item 8.01	Other Events
On November 25, 2025, Evergy Kansas Central entered into the Fifty-Fourth Supplemental Indenture, dated as of November 25, 2025 (the “Supplemental Indenture”), with The Bank of New York Mellon Trust Company, N.A., as trustee (as successor to Harris Trust and Savings Bank) (the “Trustee”), that effectuates the amendments described below to that certain Mortgage and Deed of Trust, dated as of July 1, 1939, between Evergy Kansas Central and the Trustee (the “Original Indenture” and, as amended and supplemented, including by
the Supplemental Indenture, the “Indenture”). Evergy Kansas Central had previously reserved the right to effectuate these amendments, subject to appropriate corporate action, but without the consent or other action of holders of any of Evergy Kansas Central’s first mortgage bonds issued under the Indenture after January 1, 1997 or May 31, 2004, as applicable, and no such first mortgage bonds issued prior to those applicable dates remain outstanding.
The Supplemental Indenture also provides that, because no first mortgage bonds issued under the Indenture prior to January 1, 1997 remain outstanding, certain prior amendments to the Indenture are no longer effective and the provisions of the Indenture that had been previously amended thereby immediately became effective, including, but not limited to, the issuance of new first mortgage bonds in principal amounts not exceeding 70% of the net bondable value of property additions not subject to an unfunded prior lien, given that such ratio reverted to 70% from 60% as a result.
The Supplemental Indenture effectuates the following amendments to the Original Indenture:

•
the addition of provision to allow the release from the lien of the Indenture of any mortgaged property if the fair value of all of the property constituting the trust estate (excluding the mortgaged property to be released but including any mortgaged property to be acquired by Evergy Kansas Central with the proceeds of, or otherwise in connection with, such release) equals or exceeds an amount equal to 10/7ths of the aggregate principal amount of outstanding first mortgage bonds and any prior lien bonds outstanding at the time of such release;

•
the addition of a provision that in the event Evergy Kansas Central is unable to obtain a release of property as described above, the release from the lien of the Indenture of any property constituting part of the trust estate if the fair value thereof is less than 1/2 of 1% of the aggregate principal amount of first mortgage bonds and prior lien bonds outstanding at the time of such release; provided, that the aggregate fair value of the property released as described in this clause in any period of 12 consecutive calendar months shall not exceed 1% of such first mortgage bonds and prior lien bonds;

•	the deletion of the net earnings test as a requirement under the Indenture for the issuance of additional first mortgage bonds thereunder or for Evergy Kansas Central merging into another company;

•
the deletion of a financial test as a requirement under the Indenture to be met by another corporation in the event of Evergy Kansas Central’s consolidation or merger into or Evergy Kansas Central’s sale of its property as an entirety or substantially as an entirety to such other corporation;

•	the deletion of the requirement to obtain an independent engineer’s certificate in connection with certain releases of property from the lien of the Indenture;

•
addition of a provision to allow Evergy Kansas Central or any successor entity to issue substitute first mortgage bonds (or similar instruments) under the Indenture for any outstanding first mortgage bonds, provided that such substitute first mortgage bonds (or similar instruments) carry ratings equal to or better than the then current ratings of the first mortgage bonds that are being replaced and that certain other conditions are satisfied;

•	the deletion as an event of default under the Indenture the failure to discharge or stay within 30 days a final judgment against Evergy Kansas Central for the payment of money in excess of $100,000;

•	the deletion of the net earnings test as a requirement under the Indenture in connection with certain acquisitions of property;

•	the addition of nuclear fuel to the definition of property additions in the Indenture;

•	the addition of a provision to the Indenture to allow Evergy Kansas Central the ability to issue variable rate bonds under the Indenture; and

•	the addition of a governing law clause to the Indenture.
The foregoing description is qualified in its entirety by reference to the Supplemental Indenture, a copy of which is filed as Exhibit 4.1 hereto and incorporated herein by reference. This exhibit is incorporated by reference into Evergy Kansas Central’s Registration Statement on Form
S-3
on file with the Securities and Exchange Commission (Registration
No. 333-281614-02).

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

Exhibit 4.1	Fifty-Fourth Supplemental Indenture, dated as of November 25, 2025, between Evergy Kansas Central, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Evergy, Inc.

/s/ Geoffrey T. Ley
Geoffrey T. Ley
Senior Vice President, Corporate Planning and Treasurer

Evergy Kansas Central, Inc.

/s/ Geoffrey T. Ley
Geoffrey T. Ley
Senior Vice President, Corporate Planning and Treasurer
Date: November 25, 2025